LIBERTY EQUITY FUND, VARIABLE SERIES

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003
                  (REPLACING SUPPLEMENT DATED OCTOBER 20, 2003)

The following replaces the text describing the portfolio managers for the Liberty Equity Fund, Variable Series ("Equity Fund") under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT ADVISOR:

PAUL J. BERLINGUET, co-head of the Large-Cap Growth Team of Columbia Management Advisors, Inc. ("Columbia"), is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Prior to joining Columbia in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Investment Team and a large cap growth portfolio manager at Baring Asset Management.

EDWARD HICKEY, a vice president of Columbia, is a co-manager for the Equity Fund and has co-managed the Equity Fund since October, 2003. Mr. Hickey has been associated with Columbia or its predecessors since November, 1998.





                                                   February 12, 2004